United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2010

UNION FIRST MARKET BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Virginia Street

Suite 200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01	Other Events

On July 22, 2010, Union First Market Bankshares Corporation (NASDAQ: UBSH) announced that G. William Beale, CEO and D. Anthony Peay, EVP & CFO of Union First Market Bankshares Corporation, will be presenting at the Keefe, Bruyette & Woods (KBW) 11th Annual Community Bank Investor Conference at the Waldorf Astoria, in New York City on Tuesday, July 27, 2010. The presentation is scheduled for approximately 3:00 p.m. Eastern Daylight Time.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Union First Market Bankshares Corporation press release dated July 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registration has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION FIRST MARKET BANKSHARES CORPORATION

Dated: July 26, 2010	By:	/S/ D. ANTHONY PEAY
D. Anthony Peay
Executive Vice President and Chief Financial Officer